UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2009
BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-32980	20-0434726

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (610) 940-1675
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Note Exchange
          On March 13, 2009, BMP Sunstone Corporation (the “Company”), completed an exchange (the “Exchange”) of $1,000,000 principal amount of its 10.0% Senior Secured Promissory Notes due May 1, 2009 (the “10.0% Notes”) for the same principal amount of its 12.5% March Exchange Secured Convertible Notes due July 1, 2011 (the “March Exchange Notes”), pursuant to a note exchange agreement (the “Note Exchange Agreement”) by and between the Company and certain holders of the 10.0% Notes (the “Exchange Noteholders”). A copy of the form of the Note Exchange Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. The terms of the March Exchange Notes are substantially similar to those 12.5% secured convertible notes issued by the Company on January 20, 2009 (the “January Exchange Notes”) as reported on its Form 8-K, filed with the Securities and Exchange Commission on January 22, 2009, and are described in Item 2.03 of this report, which description is incorporated by reference into this Item 1.01.
          In tandem with the Exchange, the Company amended the January Exchange Notes such that the definition of certain terms and the mechanics of conversion of the January Exchange Notes parallel those in the March Exchange Notes and to restrict the issuance of Company securities to officers and directors of the Company below an effective price of $3.00 per common share. A copy of the form of the January Exchange Note as amended through the date hereof is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.
Note Offering
          In addition, on March 16, 2009, the Company completed a private placement (the “Private Placement”) of $6,350,000 principal amount of 12.5% March Cash Secured Convertible Notes due July 1, 2011 (the “March Cash Notes”). The terms of the March Cash Notes are substantially similar to the terms of the March Exchange Notes as described in Item 2.03 of this report, which description is incorporated by reference into this Item 1.01. The Company consummated the Private Placement by entrance into purchase agreements (the “Purchase Agreement”) with certain investors (the “Private Noteholders”). A copy of the form of Purchase Agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference. A copy of the form of March Cash Notes is filed as Exhibit 4.3 to this Current Report and is incorporated herein by reference.
          Pursuant to an engagement letter with Philadelphia Brokerage Corporation, which acted as placement agent for the Private Placement, the Company paid to Philadelphia Brokerage Corporation a fee equal to 6% of the gross proceeds of the Private Placement, payable as follows: (i) one-third of the fee shall be payable in shares of the Company’s common stock valued at $3.00 per share and (ii) two-thirds of the fee shall be payable in cash.
Amendment to Pledge Agreement
          As reported on its Form 8-K, filed with the Securities and Exchange Commission on January 22, 2009, as security for the Company’s obligations under the January Exchange Notes, the Company entered into a pledge agreement (as amended, the “Pledge Agreement”) with the holders of the January Exchange Notes, pursuant to which the Company pledged 49% of the outstanding equity securities of Sunstone China Limited (formerly named Hong Kong Fly International Health Care Limited), a Hong Kong corporation (“Sunstone China”).
          In connection with the Exchange and the Private Placement, the Company entered into an Amendment No. 1 to the Pledge Agreement (the “Amendment”), pursuant to which the Exchange Noteholders and the Private Noteholders were made party to the Pledge Agreement and the events of default under the Pledge Agreement were expanded to include events of default under the March Exchange Notes and the March Cash Notes. As such, promptly following the repayment of the 10.0% Notes, the March Exchange Notes, together with the January Exchange Notes and the March Cash Notes, will be secured by 51% of the outstanding equity securities of Sunstone China. Except as expressly amended by the Amendment, all of the terms, conditions and provisions of the Pledge Agreement continue unchanged and remain in full force and effect.

          This summary is qualified in its entirety by reference to the full text of the Amendment, the form of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein, and the Pledge Agreement, which is attached as Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 22, 2009, and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          Pursuant to the Note Exchange Agreements, the Company issued the March Exchange Notes in the aggregate principal amount of $1,000,000 to the Exchange Noteholders. The March Exchange Notes bear interest at a rate of 12.5% per annum, payable quarterly in arrears beginning on April 1, 2009. The accrued but unpaid interest on the 10.0% Notes prior to the Exchange will be paid to the Exchange Noteholders participating in the Exchange on April 1, 2009.
          At any time after May 15, 2009, the Exchange Noteholders shall have the option to convert, as a whole or in part, up to the entire amount outstanding under the March Exchange Notes (including the accrued but unpaid interest) into fully paid and nonassessable common shares of the Company from time to time at a conversion price equal to the lesser of (i) $3.00, (ii) 115% of the lowest price per common share (after deducting the value, as determined by the Company, of any warrants or other securities issued in any offering) for which the Company sells common shares in any offering, or (iii) 115% of the VWAP (as defined below) for the period from and including October 15, 2009 through and including December 15, 2009, provided that, notwithstanding anything to the contrary, the conversion price shall not be less than $2.00. “VWAP” means the volume weighted average price (the aggregate sales price of all trades of common shares during each trading day divided by the total number of common shares traded during such trading day) of the common shares during any trading day. The March Exchange Notes cannot be converted into common shares in excess of 20% of the outstanding common shares of the Company other than in compliance with Nasdaq rules.
          The March Exchange Notes are not callable by the Company. On a change of control of the Company, the Exchange Noteholders are permitted to demand prepayment of all or any portion of the outstanding principal amount of the 12.5% March Exchange Note plus any accrued and unpaid interest thereon for an amount in cash equal to the sum of the then outstanding principal amount of the March Exchange Notes being prepaid plus all accrued but unpaid interest on such outstanding principal amount of the March Exchange Notes.
          The March Exchange Notes contain certain covenants and provisions, including covenants that:
•	require that the Company maintain a 100% equity ownership interest in Sunstone China and that Sunstone China maintain a 100% equity ownership interest in Sunstone Pharmaceutical Co., Ltd., a Hong Kong Corporation;

•	require that the Company maintain in escrow, as security for payment on the March Exchange Notes, certain amounts of interest to be paid with respect to the March Exchange Notes on future interest payment dates;

•	restrict the Company’s ability to create or incur any indebtedness senior to the March Exchange Notes (subject to limited exceptions); and

•	restrict the Company’s ability to declare or pay any cash dividend or distribution without the prior written consent of the holders of greater than 50% of the aggregate principal amount of 12.5% Notes then outstanding.
          If an event of default exists under the March Exchange Notes, the Noteholders will be able to accelerate the maturity of all outstanding amounts, as well as exercise other rights and remedies as set forth in the March Exchange Notes and Pledge Agreement, as amended by the Amendment. The following are some of the events which would constitute an event of default under the March Exchange Notes:
•	failure to pay principal or interest;

•	default of certain covenants;

•	default under any of the Company’s instruments of indebtedness exceeding $1 million;

•	default of any of its commitments under the transaction documents relating to the issuance of the March Exchange Notes; and

•	bankruptcy or insolvency events involving the Company.
          As stated above, the terms of the March Cash Notes are substantially similar to the March Exchange Notes.
          The foregoing is a summary of the terms of the March Exchange Notes, and does not purport to be complete. This summary is qualified in its entirety by reference to the full text of the Form of 12.5% March Exchange Note, which is attached hereto as Exhibit 4.2, and is incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
          As described in Items 1.01 and 2.03 and incorporated by reference herein, the March Exchange Notes were exchanged pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Act”), and without registration under any state securities laws. The Company issued the March Cash Notes in reliance on the exemption from registration provided by Section 4(2) of the Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 4.1	Form of Amended 12.5% Secured Convertible Notes (which notes were originally issued by the Company on January 20, 2009) as amended through March 13, 2009.

Exhibit 4.2	Form of 12.5% March Exchange Secured Convertible Notes due July 1, 2011 as issued by the Company on March 13, 2009.

Exhibit 4.3	Form of 12.5% March Cash Secured Convertible Notes due July 1, 2011 as issued by the Company on March 16, 2009.

Exhibit 10.1	Form of Note Exchange Agreement, as entered into on March 13, 2009, by the Company and certain holders of the Company’s 10.0% Senior Secured Promissory Notes due May 1, 2009.

Exhibit 10.2	Form of Purchase Agreement, as entered into on March 16, 2009, by the Company and the investors signatory thereto.

Exhibit 10.3	Amendment No. 1 to the Pledge Agreement, as entered into on March 12, 2009, by the Company and the noteholders signatory thereto.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION
Date: March 16, 2009	By:	/s/ Fred M. Powell
		Name:	Fred M. Powell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Form of Amended 12.5% Secured Convertible Notes (which notes were originally issued by the Company on January 20, 2009) as amended through March 13, 2009.

Exhibit 4.2	Form of 12.5% March Exchange Secured Convertible Notes due July 1, 2011 as issued by the Company on March 13, 2009.

Exhibit 4.3	Form of 12.5% March Cash Secured Convertible Notes due July 1, 2011 as issued by the Company on March 16, 2009.

Exhibit 10.1	Form of Note Exchange Agreement, as entered into on March 13, 2009, by the Company and certain holders of the Company’s 10.0% Senior Secured Promissory Notes due May 1, 2009.

Exhibit 10.2	Form of Purchase Agreement, as entered into on March 16, 2009, by the Company and the investors signatory thereto.

Exhibit 10.3	Amendment No. 1 to the Pledge Agreement, as entered into on March 12, 2009, by the Company and the noteholders signatory thereto.